SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 8, 2015 (April 2, 2015)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On April 2, 2015, Dynegy Inc. (the “Company”) entered into a Second Amendment to the Credit Agreement (the “Second Amendment”) among the Company, certain subsidiaries of the Company, the lenders party thereto, Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent, and the other parties thereto, amending the Credit Agreement, dated as of April 23, 2013 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among the Company, the lenders from time to time party thereto, Credit Suisse, as administrative agent, and the other parties thereto.  All capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Credit Agreement.

The Second Amendment provides for a new $600 million five-year senior secured incremental tranche of revolving commitments (the “Incremental Tranche B Revolving Loan Commitments”), which have terms substantially the same as the terms of the Borrower’s outstanding tranche of revolving loans under the Credit Agreement and will mature on April 2, 2020.  Amounts available under the Incremental Tranche B Revolving Loan Commitments are available on a revolving basis, and such amounts that are repaid or prepaid may be re-borrowed. The loans issued pursuant to the Incremental Tranche B Revolving Loan Commitments bear interest, initially, at either (a) 2.75% per annum plus the LIBO Rate with respect to any LIBOR Loan or (b) 1.75% per annum plus the Base Rate with respect to any Base Rate Loan, with steps down based on a Senior Secured Leverage Ratio (as defined in the Credit Agreement).

The foregoing summary highlights information contained in the Second Amendment. It does not contain all the information that may be important to you and is qualified in its entirety by reference to the Second Amendment and the Credit Agreement and the additional related agreements attached hereto as Exhibits 10.1 through 10.5 and incorporated herein by reference.

Item 2.01              Completion of Acquisition or Disposition of Assets.

On April 2, 2015 (the “Duke Closing Date”), the Company completed its previously announced acquisition of ownership interests in certain Midwest generation assets from Duke Energy Corporation (the “Duke Midwest Assets Acquisition”) pursuant to the terms of the Purchase and Sale Agreement, dated August 21, 2014 (the “Duke Midwest Assets Agreement”) by and among Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc. (together, the “Duke Midwest Assets Sellers”) and Dynegy Resource I, LLC (the “Duke Midwest Assets Purchaser”), and as of the effective time of the Duke Midwest Assets Acquisition, certain subsidiaries of the Duke Midwest Assets Sellers became wholly-owned subsidiaries of the Duke Midwest Assets Purchaser (the “Duke Acquired Entities”). Additional information regarding the Duke Midwest Assets Acquisition was previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2014, which information is incorporated herein by reference.

The foregoing description of the Duke Midwest Assets Acquisition and the transactions consummated pursuant thereto is qualified in its entirety by reference to the full text of the Duke Midwest Assets Agreement attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 26, 2014, which exhibit is incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On October 27, 2014, Dynegy Finance I, Inc. (the “Duke Escrow Issuer”), a wholly-owned subsidiary of the Company, issued $2.04 billion in aggregate principal amount of senior notes, the proceeds of which were placed into escrow until the consummation of the Duke Midwest Assets Acquisition.  On the Duke Closing Date, the proceeds from the issuance was released from escrow and used to pay a portion of the Duke Midwest Assets Acquisition consideration and to pay fees and expenses.

As previously announced in the Company’s Current Report on Form 8-K filed on April 7, 2015 (the “EquiPower Closing 8-K”), on April 1, 2015 (the “EquiPower Closing Date”), the Company, as successor in interest to the EquiPower Escrow Issuer (as defined herein) executed a (i) supplemental indenture, evidencing its accession to the $1,260,000,000 in aggregate principal amount of 6.75% senior notes due 2019 (the “2019 Finance II Notes”) issued pursuant to the indenture, dated October 27, 2014 (as amended or supplemented, the “2019 Finance II Notes Indenture”), between Dynegy Finance II, Inc. (the “EquiPower Escrow Issuer”) and Wilmington Trust, National Association, as trustee (the “Trustee”), (ii) supplemental indenture, evidencing its accession to the $1,050,000,000 in aggregate principal amount of 7.375% senior notes due 2022 (the “2022 Finance II Notes”) issued pursuant to the indenture, dated October 27, 2014 (as amended or supplemented, the “2022 Finance II Notes Indenture”), between the EquiPower Escrow Issuer and the Trustee and (iii) supplemental indenture, evidencing its accession to the $750,000,000 in aggregate principal amount of 7.625% senior notes due 2024 (the “2024 Finance II Notes” and, together with the 2019 Finance II Notes and the 2022 Finance II Notes, the “Finance II Notes”) issued pursuant to the indenture, dated October 27, 2014 (as amended or supplemented, the “2024 Finance II Notes Indenture” and, together with the 2019 Finance II Notes Indenture and the 2022 Finance II Notes Indenture, the “Finance II Indentures” and each an “Finance II Indenture”), between the EquiPower Escrow Issuer and the Trustee. Also on the EquiPower Closing Date, each of the Company’s current and future wholly-owned domestic subsidiaries that is a borrower or guarantor under the Company’s existing credit facilities and the entities acquired in the ECP Acquisitions (as defined in the EquiPower Closing 8-K) executed supplemental indentures evidencing their accession to the Finance II Notes as guarantors.

On the Duke Closing Date, the Company, as successor in interest to the Duke Escrow Issuer, executed a (i) supplemental indenture, evidencing its accession to the $840,000,000 in aggregate principal amount of 6.75% senior notes due 2019 (the “2019 Finance I Notes”) issued pursuant to the indenture, dated October 27, 2014 (as amended or supplemented, the “2019 Finance I Notes Indenture”), between the Duke Escrow Issuer and the Trustee, (ii) supplemental indenture, evidencing its accession to the $700,000,000 in aggregate principal amount of 7.375% senior notes due 2022 (the “2022 Finance I Notes”) issued pursuant to the indenture, dated October 27, 2014 (as amended or supplemented, the “2022 Finance I Notes Indenture”), between the Duke Escrow Issuer and the Trustee and (iii) supplemental indenture, evidencing its accession to the $500,000,000 in aggregate principal amount of 7.625% senior notes due 2024 (the “2024 Finance I Notes” and, together with the 2019 Finance I Notes and the 2022 Finance I Notes, the “Finance I Notes”) issued pursuant to the indenture, dated October 27, 2014 (as amended or supplemented, the “2024 Finance I Notes Indenture” and, together with the 2019 Finance I Notes Indenture and the 2022 Finance I Notes Indenture, the “Finance I Indentures” and each a  “Finance  I Indenture”), between the Duke Escrow Issuer and the Trustee.

Pursuant to the terms of the applicable Finance I Indenture, concurrently with the Company’s accession to the Finance I Notes as successor in interest to the Duke Escrow Issuer, each series of Finance I Notes was automatically exchanged for an equal aggregate principal amount of Finance II Notes with the same terms, as applicable, issued by the Company pursuant to the (i) Finance II 2019 Notes Indenture, (ii) the Finance II 2022 Notes Indenture, and (iii) the Finance II 2024 Notes Indenture. The additional Finance II Notes issued under the Finance II Indentures pursuant to such automatic exchanges are treated as a single class for all purposes and are fully fungible with the Finance II Notes with the same terms previously issued under the Finance II Indentures.

The Finance I Notes and the Finance II Notes are the Company’s general unsecured obligations. On the EquiPower Closing date, each of the Company’s current and future wholly-owned domestic subsidiaries that is a borrower or guarantor under the Company’s existing credit facilities, and the ECP Guarantors (as defined in the EquiPower Closing 8-K) executed supplemental indentures evidencing their accession to the Finance II Notes as guarantors. Similarly, on the Duke Closing Date, each of the Company’s current and future wholly-owned domestic subsidiaries that is a borrower or guarantor under the Company’s existing credit facilities and the Duke Guarantors executed supplemental indentures evidencing their accession to the Finance I Notes and the Finance II Notes as guarantors.

Additionally, on the Duke Closing Date, the Duke Guarantors executed joinders to the registration rights agreement, dated October 27, 2014, among the Duke Escrow Issuer, the EquiPower Escrow Issuer and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein (the “Registration Rights Agreement”).

Further, on the Duke Closing Date, the Company executed a third supplemental indenture adding the Duke Guarantors as guarantors of the $500,000,000 in aggregate principal amount of the 5.875% notes due 2023 (the “2023 Notes”) issued pursuant to the indenture, dated May 20, 2013, among the Company, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee.

For a complete description of the terms of the Finance II Notes and the Registration Rights Agreement, please refer to the EquiPower Acquisition 8-K.  The description of the Finance II Notes contained in the EquiPower Acquisition 8-K is qualified in its entirety by reference to the full text of the indentures governing the Finance II Notes and the Registration Rights Agreement, which were previously filed by the Company on October 30, 2014, and are incorporated herein by reference.  The above description of the supplemental indentures with respect to the Notes and joinders to the Registration Rights Agreement are qualified in their entirety by the supplemental indentures with respect to the Notes and the joinders to the Registration Rights Agreement, copies of which are attached hereto as Exhibits 4.2, 4.3, 4.5, 4.6, 4.8, 4.9, 4.11, 4.12, 4.13, 4.15, 4.16, 4.17, 4.19, 4.20, 4.21, 4.23 and 4.24, and incorporated by reference into this Item 2.03.

The above description of the addition of the Duke Guarantors to the 2023 Notes and the supplemental indenture with respect thereto is qualified in its entirety by reference to the full text of the indenture governing the 2023 Notes, which was previously filed by the Company on May 21, 2013, the first supplemental indenture to the 2023 Notes, which was previously filed by the Company on February 27, 2014 and the second supplemental indenture to the 2023 Notes, which was previously filed by the Company on April 7, 2015 and the third supplemental indenture to the 2023 Notes, a copy of which is attached hereto as Exhibit 4.28 and incorporated by reference into this Item 2.03.

The information regarding the Second Amendment and the related agreements set forth under Item 1.01 is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure

A copy of the press release issued by the Company on April 2, 2015, relating to the completion of the Duke Midwest Assets Acquisition is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K, with respect to the Duke Midwest Assets Acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the Duke Midwest Assets Acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits:

Exhibit No.	Document

*2.1

Purchase and Sale Agreement by and among Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc., as sellers, and Dynegy Resource I, LLC, as buyer, dated as of August 21, 2014. (incorporated by reference to Exhibit 2.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on August 26, 2014)

4.1

2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.4 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.2

First Supplemental Indenture to the 2019 Notes Indenture, dated April 2, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumed the obligations of the Duke Escrow

Issuer

**4.3

Second Supplemental Indenture to the 2019 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which additional guarantors are added

4.4

2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.5 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.5

First Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumed the obligations of the Duke Escrow Issuer

**4.6

Second Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which additional guarantors are added

4.7

2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.6 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.8

First Supplemental Indenture to the 2024 Notes Indenture, dated April 2, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumed the obligations of the Duke Escrow Issuer

**4.9

Second Supplemental Indenture to the 2024 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which additional guarantors are added

4.10

2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.7 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.11

First Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.8 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

4.12

Second Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.9 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on 7, 2015)

**4.13

Third Supplemental Indenture to the 2019 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, adding the Duke Acquired Entities as guarantors

4.14

2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.8 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.15

First Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.11 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

4.16

Second Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.12 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**4.17

Third Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, adding the Duke Acquired Entities as guarantors

4.18

2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.9 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.19

First Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.14 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

4.20

Second Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.15 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**4.21

Third Supplemental Indenture to the 2024 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, adding the Duke Acquired Entities as guarantors

4.22

Registration Rights Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein (incorporated by reference to Exhibit 4.10 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.23

Joinder to the Registration Rights Agreement, dated April 1, 2015, among Dynegy Inc. and the subsidiary guarantors identified therein (incorporated by reference to Exhibit 4.17 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**4.24	Joinder to the Registration Rights Agreement, dated April 2, 2015, among Dynegy Inc. and the subsidiary guarantors identified therein

4.25

2023 Notes Indenture, dated May 20, 2013, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (5.875% Senior Notes due 2023) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Dynegy Inc. filed on May 21, 2013 File No. 001-33443)

4.26

First Supplemental Indenture to the 2023 Notes Indenture, dated as of December 5, 2014, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (incorporated by reference to Exhibit 4.3 to the Annual Report on Form 10-K for the Year Ended December 31, 2013 of Dynegy Inc. File No. 001-33443)

4.27

Second Supplemental Indenture to the 2023 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association as Trustee (incorporated by reference to Exhibit 4.20 to the Current Report on Form 8-K of Dynegy Inc. filed April 7, 2015 File No. 001-33443)

**4.28

Third Supplemental Indenture to the 2023 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association as Trustee, pursuant to which the Subsidiary Guarantors are added to the 2023 Notes Indenture

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto. (incorporated by reference to Exhibit 10.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the

SEC on April 24, 2013)

10.2

Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee. (incorporated by reference to Exhibit 10.2 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.3

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy, the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time. (incorporated by reference to Exhibit 10.3 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.4

First Amendment to Credit Agreement, dated as of April 1, 2015, among Dynegy Inc., as borrower, and the guarantors, lenders and other parties thereto (incorporated by reference to Exhibit 10.4 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**10.5	Second Amendment to Credit Agreement, dated as of April 2, 2015, among Dynegy Inc., as borrower, and the guarantors, lenders and other parties thereto

**99.1	Press Release issued by Dynegy Inc. on April 2, 2015.

* Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: April 8, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

*2.1

Purchase and Sale Agreement by and among Duke Energy SAM, LLC and Duke Energy Commercial Enterprises, Inc., as sellers, and Dynegy Resource I, LLC, as buyer, dated as of August 21, 2014. (incorporated by reference to Exhibit 2.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on August 26, 2014)

4.1

2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.4 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.2

First Supplemental Indenture to the 2019 Notes Indenture, dated April 2, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumed the obligations of the Duke Escrow Issuer

**4.3

Second Supplemental Indenture to the 2019 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which additional guarantors are added

4.4

2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.5 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.5

First Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumed the obligations of the Duke Escrow Issuer

**4.6

Second Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which additional guarantors are added

4.7

2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance I, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.6 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

**4.8

First Supplemental Indenture to the 2024 Notes Indenture, dated April 2, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee, pursuant to which the Company assumed the obligations of the Duke Escrow Issuer

**4.9

Second Supplemental Indenture to the 2024 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, pursuant to which additional guarantors are added

4.10

2019 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.7 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.11

First Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.8 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

4.12

Second Supplemental Indenture to the 2019 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (incorporated by reference to

Exhibit 4.9 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on 7, 2015)

**4.13

Third Supplemental Indenture to the 2019 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, adding the Duke Acquired Entities as guarantors

4.14

2022 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.8 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.15

First Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.11 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

4.16

Second Supplemental Indenture to the 2022 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.12 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**4.17

Third Supplemental Indenture to the 2022 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, adding the Duke Acquired Entities as guarantors

4.18

2024 Notes Indenture, dated October 27, 2014, among Dynegy Finance II, Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.9 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.19

First Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, between Dynegy Inc. and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.14 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

4.20

Second Supplemental Indenture to the 2024 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.15 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**4.21

Third Supplemental Indenture to the 2024 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, adding the Duke Acquired Entities as guarantors

4.22

Registration Rights Agreement, dated October 27, 2014, among Dynegy Finance I, Inc., Dynegy Finance II, Inc. and Morgan Stanley & Co. LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and UBS Securities LLC as representatives of the initial purchasers identified therein (incorporated by reference to Exhibit 4.10 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on October 30, 2014)

4.23

Joinder to the Registration Rights Agreement, dated April 1, 2015, among Dynegy Inc. and the subsidiary guarantors identified therein (incorporated by reference to Exhibit 4.17 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**4.24	Joinder to the Registration Rights Agreement, dated April 2, 2015, among Dynegy Inc. and the subsidiary guarantors identified therein

4.25

2023 Notes Indenture, dated May 20, 2013, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (5.875% Senior Notes due 2023) (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Dynegy Inc. filed on May 21, 2013 File No. 001-33443)

4.26

First Supplemental Indenture to the 2023 Notes Indenture, dated as of December 5, 2014, among Dynegy Inc., the Guarantors and Wilmington Trust, National Association as Trustee (incorporated by reference to Exhibit 4.3 to the Annual Report on Form 10-K for the Year Ended December 31, 2013 of Dynegy Inc. File No. 001-33443)

4.27

Second Supplemental Indenture to the 2023 Notes Indenture, dated April 1, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association as Trustee (incorporated by reference to Exhibit 4.20 to the Current Report on Form 8-K of Dynegy Inc. filed April 7, 2015 File No. 001-33443)

**4.28

Third Supplemental Indenture to the 2023 Notes Indenture, dated April 2, 2015, among Dynegy Inc., the Subsidiary Guarantors (as defined therein) and Wilmington Trust, National Association as Trustee, pursuant to which the Subsidiary Guarantors are added to the 2023 Notes Indenture

10.1

Credit Agreement, dated as of April 23, 2013, among Dynegy Inc., as borrower and the guarantors, lenders and other parties thereto. (incorporated by reference to Exhibit 10.1 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.2

Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee. (incorporated by reference to Exhibit 10.2 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.3

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy, the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time. (incorporated by reference to Exhibit 10.3 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 24, 2013)

10.4

First Amendment to Credit Agreement, dated as of April 1, 2015, among Dynegy Inc., as borrower, and the guarantors, lenders and other parties thereto (incorporated by reference to Exhibit 10.4 to Dynegy Inc.’s Current Report on Form 8-K filed with the SEC on April 7, 2015)

**10.5	Second Amendment to Credit Agreement, dated as of April 2, 2015, among Dynegy Inc., as borrower, and the guarantors, lenders and other parties thereto

**99.1	Press Release issued by Dynegy Inc. on April 2, 2015.

* Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules are omitted. Dynegy agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

**Filed herewith